Exhibit 99.1

Origin Materials Announces Appointment of Matt Plavan as Chief Financial Officer

C-suite veteran brings expertise scaling new technologies and executing capital markets strategies to accelerate business growth

WEST SACRAMENTO, Calif. (October 2, 2023) – Origin Materials, Inc. (“Origin,” “Origin Materials,” or “The Company”) (Nasdaq: ORGN, ORGNW), the world’s leading carbon negative materials company with a mission to enable the world’s transition to sustainable materials, today announced the appointment of Matt Plavan as Chief Financial Officer, effective October 30, 2023. Mr. Plavan succeeds Pam Haley, who has served as interim Chief Financial Officer since September 1, 2023. Ms. Haley will continue in her role as Senior Vice President of Accounting and Finance.

Mr. Plavan brings sixteen years of public company executive experience at technology-driven companies operating in complex businesses environments and a proven track record of leading initiatives to fund the commercial scale up of disruptive technologies. As a CFO, Plavan successfully led all finance functions including equity, debt and strategic partner capital acquisition, long-range project budgeting, forecasting and progress reporting, and has been integrally involved in closing strategic transactions valued at approximately $1B. In his role at Origin, he will work closely with Origin’s Co-CEOs and board of directors to lead the finance organization, drive business growth, and execute the Company’s mission to enable the world’s transition to sustainable materials.

“Matt has broad, highly relevant experience within publicly traded companies introducing disruptive solutions into well-established industries, successfully setting and managing financial performance expectations with key stakeholders through multiple stages of growth,” said Rich Riley, Co-CEO of Origin Materials. “His strong capital markets background combined with his proven ability to build and lead high performing teams to execute large, enterprise-wide project initiatives, will make him an invaluable member of Origin’s leadership team. We look forward to working alongside him in building upon Origin’s strong foundation for growth.”

Prior to joining Origin, Mr. Plavan served as Chief Executive Officer at IngredientWerks, where he led the company’s transition from a division of Agrivida to a leading molecular farming company specializing in the development of plant-based animal protein ingredients for the $6B alternative protein and food ingredient markets. Previously, Plavan held executive roles, including CFO for publicly traded Arcadia Biosciences, where he secured multiple rounds of equity financing over several years to fund the phased maturation of the business from an agricultural biotechnology research firm to a revenue generating, on-trend consumer food products company. Prior to joining Arcadia, Mr. Plavan spent a decade in the executive suite with publicly traded Cesca Therapeutics, Inc. where, during his stint as CFO, he led the financing for the development, manufacture and commercial introduction of the Res-Q stem cell therapy device into the spinal surgery market. Previous to that, Mr. Plavan held positions as VP of Finance with McKesson and audit manager at Ernst & Young. He is a certified public accountant and earned a Bachelor of Science degree in Business Economics from the University of California, Santa Barbara.

“I strongly believe in Origin’s mission to advance sustainability across the materials supply chain,” said Plavan. “The company’s patented platform for turning the carbon found in inexpensive biomass into useful material is well-positioned for global scale-up and I am very excited to join Origin’s executive team to help drive superior financial and operational execution in the years ahead.”

About Origin Materials
Headquartered in West Sacramento, Origin Materials is the world’s leading carbon negative materials company. Origin’s mission is to enable the world’s transition to sustainable materials. For over a decade, Origin has developed a platform for turning the carbon found in inexpensive, plentiful, non-food biomass such as sustainable wood residues into useful materials while capturing carbon in the process. Origin’s patented technology platform can help revolutionize the production of a wide range of end products, including clothing,

Exhibit 99.1
textiles, plastics, packaging, car parts, tires, carpeting, toys, fuels, and more with a ~$1 trillion addressable market. In addition, Origin’s technology platform is expected to provide stable pricing largely decoupled from the petroleum supply chain, which is exposed to more volatility than supply chains based on sustainable wood residues. Origin’s patented drop-in core technology, economics and carbon impact are supported by a growing list of major global customers and investors.

For more information, visit www.originmaterials.com.

Cautionary Note on Forward-Looking Statements
This press release contains certain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Origin Materials’ business strategy, estimated total addressable market, ability to enter new end-markets, ability to develop new product categories, the ability of Origin's Chief Financial Officer to drive growth, commercial and operating plans, and product development plans. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Origin Materials and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Origin Materials. These forward-looking statements are subject to a number of risks and uncertainties, including that Origin Materials may be unable to successfully commercialize its products; the effects of competition on Origin Materials’ business; the uncertainty of the projected financial information with respect to Origin; disruptions and other impacts to Origin’s business as a result of outbreaks such as the COVID-19 pandemic, Russia’s military intervention in Ukraine, the impact of severe weather events, and other global health or economic crises; changes in customer demand; and those factors discussed in the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission on August 9, 2023, under the heading “Risk Factors,” and other documents Origin Materials has filed, or will file, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Origin Materials presently does not know, or that Origin Materials currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Origin Materials’ expectations, plans, or forecasts of future events and views as of the date of this press release. Origin Materials anticipates that subsequent events and developments will cause its assessments to change. However, while Origin Materials may elect to update these forward-looking statements at some point in the future, Origin Materials specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Origin Materials’ assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investors:
ir@originmaterials.com

Media:
media@originmaterials.com